SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 22, 2002
                                                         ----------------

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



            Florida                   0-24681                  65-0816177
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(State or other jurisdiction      (Commission File           (IRS Employer
      or incorporation)                Number)            Identification No.)



             2600 South Federal Highway, Delray Beach, Florida 33483
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 279-8700
                                                   --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On January 22, 2002 Associated Automotive Group completed the acquisition of C&K Auto Imports, Inc. ("C&K") in a transaction valued at $3.1 million.

         Under the terms of the agreement, AAGI paid $1 million in cash and 750,000 restricted shares of AAGI to acquire all of the operating assets of C&K. The AAGI shares paid for C&K came from currently issued and outstanding shares of AAGI. AAGI believes the acquisition increases its shareholder's equity to more than $10 million.

         C&K owns a leading retail highline automobile dealership in Hasbrook Heights, NJ that services the greater New York City metropolitan area. C&K also owns a highline automobile wholesale operation and service facility strategically located in Leonia, New Jersey. C&K expects to report approximately $23 million in revenue for the year ending December 31, 2001. The transaction is expected to be accretive to AAGI's earnings in 2002 and produce a combined company in excess of $70 million in revenue for the twelve months ended December 31, 2001.

         C&K was founded in 1986 and was wholly owned by Doron Saurer. Pursuant to the acquisition agreement Mr. Sauer has commenced serving as an Executive Vice President of AAGI and has been appointed to serve on AAGI's Board of Directors.

         AAGI believes that the acquisition of C&K provides two critically important elements to its business model:

1) It provides AAGI with immediate vertical integration, adding C&K's wholesale and automobile procurement operation, which will feed highline automobiles to AAGI's present and future retail outlets; and

2) It gives AAGI a significant retail presence in the greater New York City and tri-state area that AAGI feels can be greatly expanded upon and branded.

ITEM 7.  Financial Statements, Pro Forma Information and Exhibits
         --------------------------------------------------------

a.       Financial Statements

         The Company shall file the required financial statements by an amendment to this Form 8-K within 60 days from the due date of this filing.

b.       Pro Forma Financial Information

         The Company shall file pro forma financial information by an amendment to this Form 8-K within 60 days from the due date of this filing.

c.       Exhibits



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
10.3 Acquisition Agreement dated January 22, 2002 by and between the Company and C&K Auto Imports, Inc.(1)

(1)      To be filed by amendment.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                                      /s/ David Jacoby
                                      ------------------------------------------
                                      David Jacoby, Vice President


Dated: January 22, 2002




















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